UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2026

ASPIRA WOMEN’S HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100

Austin, TX 78738

(Address of principal executive office) (Zip Code)

(512) 519-0400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AWHL	OTC QX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Aspira Women’s Health Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on the record date for the Annual Meeting, there were 43,500,411 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 27,144,522 shares present in person or by proxy at the Annual Meeting, or 62.40%, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected each of the Company’s six nominees for director for a one-year term expiring at the Company’s 2026 annual meeting of stockholders and until their successors are elected and qualified, as set forth below:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Ellen Beausang	5,989,004	327,224	34,689	16,569,699
Jeffrey Cohen, M.D.	5,990,548	325,667	34,702	16,569,699
John Fraser	6,278,119	38,109	34,689	16,569,699
Cynthia Hundorfean	5,991,040	325,188	34,689	16,569,699
Winfred Parnell, M.D.	5,989,187	327,040	34,690	16,569,699
Jane Pine Wood	5,983,931	332,046	34,940	16,569,699

Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2026, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,568,783	505,829	276,305	16,569,699

Proposal 3: Approval of an Amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized to be granted under the 2019 Plan by 5,000,000 shares so that a total of 9,532,818 shares of common stock are authorized to be granted under the 2019 Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,654,497	624,233	72,187	16,569,699

Proposal 4: Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
22,810,174	15,244	95,198	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2026

ASPIRA WOMEN’S HEALTH INC.

By:	/s/ John Strahley
Name:	John Strahley
Title:	Chief Financial Officer